Profit Appropriation	12 Months Ended
Dec. 31, 2017
PROFIT APPROPRIATION [Abstract]
Profit Appropriation

23.           PROFIT APPROPRIATION

The Company’s China-based subsidiaries and VIEs are required to make appropriations to certain non-distributable reserve funds.

Under the China Foreign Investment Enterprises laws, those of the Company’s China-based subsidiaries that are considered under PRC law to be WFOEs are required to make appropriations from their after-tax profit as determined under generally accepted accounting principles in the PRC (the “after-tax-profit under PRC GAAP”) to non-distributable reserve funds, including (i) a general reserve fund, (ii) an enterprise expansion fund, and (iii) a staff bonus and welfare fund. Each year, at least 10% of the after-tax-profit under PRC GAAP is required to be set aside as a general reserve fund until such appropriations for the fund equal 50% of the registered capital of the applicable entity. The appropriation for the other two reserve funds is at the Company’s discretion as determined by the Board of Directors of each entity.

Pursuant to the China Company Laws, those of the Company’s China-based subsidiaries that are considered under PRC law to be domestically funded enterprises, as well as the Company’s VIEs, are required to make appropriations from their after-tax-profit under PRC GAAP to non-distributable reserve funds, including a statutory surplus fund and a discretionary surplus fund. Each year, at least 10% of the after-tax-profit under PRC GAAP is required to be set aside as statutory surplus fund until such appropriations for the fund equal 50% of the registered capital of the applicable entity. The appropriation for the discretionary surplus fund is at the Company’s discretion as determined by the Board of Directors of each entity.

Upon certain regulatory approvals and subject to certain limitations, the general reserve fund and the statutory surplus fund can be used to offset prior year losses, if any, and can be converted into paid-in capital of the applicable entity.

For the years ended December 31, 2015, 2016 and 2017, the total amount of profits contributed to these funds by the Sogou Group was US$9,181, US$4,592, and US$4,619, respectively. As of December 31, 2016 and 2017, the total balance of profits contributed to these funds by the Sogou Group was US$16,524 and US$21,143, respectively.

As a result of these and other restrictions under PRC laws and regulations, the Company’s China-based subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets in the form of non-distributable reserve funds to the Company in the form of dividends, loans, or advances. Even though the Company currently does not require any such dividends, loans, or advances from its China-based subsidiaries and VIEs for working capital and other funding purposes, the Company may in the future require additional cash resources from its China-based subsidiaries and VIEs due to changes in business conditions, to fund future acquisitions and development, or to declare and pay dividends to or make distributions to its shareholders.